                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003


                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month

Submit copy of report to any official committee appointed in the case.

-----------------------------------------------------------------------------------------------------------------------------------
REQUIRED DOCUMENTS                                            FORM NO.          DOCUMENT ATTACHED       EXPLANATION ATTACHED
-----------------------------------------------------------------------------------------------------------------------------------
Debtor Affirmations                                        MOR - 1                     Yes
-----------------------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                MOR - 2                     Yes
-----------------------------------------------------------------------------------------------------------------------------------
Bank Account Reconciliations                               MOR - 2                     Yes
-----------------------------------------------------------------------------------------------------------------------------------
Statement of Operations                                    MOR - 3                     Yes
-----------------------------------------------------------------------------------------------------------------------------------
Balance Sheet                                              MOR - 4                     Yes
-----------------------------------------------------------------------------------------------------------------------------------
Status of Postpetition Taxes                               MOR - 5                     Yes
-----------------------------------------------------------------------------------------------------------------------------------
Summary of Unpaid Postpetition Debts                       MOR - 5                     Yes
-----------------------------------------------------------------------------------------------------------------------------------
Listing of aged accounts payable                           MOR - 5                     Yes
-----------------------------------------------------------------------------------------------------------------------------------
Schedule of Insurance - Listing of Policies                MOR - 6                     Yes
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.



JACOBSON STORES, INC.
----------------------------------------------------------
Debtor in Possession


/s/ Paul W. Gilbert                                                    4/21/2003
----------------------------------------------------------        --------------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003


                               DEBTOR AFFIRMATION


-----------------------------------------------------------------------------------------------------------------------------------

AS DEBTOR IN POSSESSION, I AFFIRM:                                                    TRUE            FALSE
-----------------------------------------------------------------------------------------------------------------------------------
1.  That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                                   X
-----------------------------------------------------------------------------------------------------------------------------------
2.  That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                          X
-----------------------------------------------------------------------------------------------------------------------------------
3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization.  If no, provide an explanation below.                      X
-----------------------------------------------------------------------------------------------------------------------------------


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES, INC.
----------------------------------------------------------
Debtor in Possession


/s/ Paul W. Gilbert                                                    4/21/2003
----------------------------------------------------------        --------------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003


                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS


JACOBSON STORES, INC.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                    BANK ACCOUNTS
                                                         Operating
------------------------------------------------------------------------------------------------------------------------------------
Cash - Beginning of Month                             $ -                $ -                $ -                $ -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS                                            SEE ATTACHED SCHEDULE A
------------------------------------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                                      -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
INTEREST INCOME                                         -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - CREDIT & COLL.                    -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - LOCKBOX                           -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
RETAIL STORE DEPOSITS                                   -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS          -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
REVOLVER BORROWINGS - FLEET                             -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
RETURN ITEMS REDEPOSITED                                -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                                           -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
BANKCARD CASH RECEIPTS                                  -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLANS                                  -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE INCOME TAX REFUND                             -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL RECEIPTS                                     $ -                $ -                $ -                $ -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS                                        SEE ATTACHED SCHEDULE A
------------------------------------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                                      -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC PAYROLL TAXES PAYMENTS                       -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
PAYROLL                                                 -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
PAYMENTS/TRANSFERS TO LIQUIDATORS                       -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
VENDOR PAYMENTS                                         -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC SALES TAX PAYMENTS                           -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
REVOLVER FEES AND INTEREST - FLEET                      -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
RECEIPTS APPLIED TO REVOLVER BALANCE                    -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
CUSTOMER REFUNDS                                        -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLAN PAYMENTS                          -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE INCOME TAX PAYMENTS                           -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
BANK FEES                                               -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
RETURN ITEMS                                            -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS                                           -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
                                                        -                  -                  -                  -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                                $ -                $ -                $ -                $ -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
NET CASH FLOW                                         $ -                $ -                $ -                $ -
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
CASH - END OF MONTH                                   $ -                $ -                $ -                $ -
------------------------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------
                                                             CURRENT MONTH      CUMULATIVE FILING TO DATE
                                                                 Actual                 Actual
---------------------------------------------------------------------------------------------------------
Cash - Beginning of Month                                $    35,337,762.68        $    4,655,262.26
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
RECEIPTS
---------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                                                  722,138              547,224,522
---------------------------------------------------------------------------------------------------------
INTEREST INCOME                                                      19,970                  151,649
---------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - CREDIT & COLL.                                    -                  1,433,819
---------------------------------------------------------------------------------------------------------
ACCOUNTS RECEIVABLE - LOCKBOX                                           -                 87,262,187
---------------------------------------------------------------------------------------------------------
RETAIL STORE DEPOSITS                                                   -                 42,120,269
---------------------------------------------------------------------------------------------------------
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                    3,425,346              145,190,620
---------------------------------------------------------------------------------------------------------
REVOLVER BORROWINGS - FLEET                                             -                163,221,961
---------------------------------------------------------------------------------------------------------
RETURN ITEMS REDEPOSITED                                                -                     32,954
---------------------------------------------------------------------------------------------------------
MISCELLANEOUS                                                        94,357                6,688,548
---------------------------------------------------------------------------------------------------------
BANKCARD CASH RECEIPTS                                                3,922              103,709,267
---------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLANS                                                  -                    287,173
---------------------------------------------------------------------------------------------------------
CORPORATE INCOME TAX REFUND                                             -                  2,851,536
---------------------------------------------------------------------------------------------------------
   TOTAL RECEIPTS                                        $        4,265,733        $   1,100,174,505
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
DISBURSEMENTS
---------------------------------------------------------------------------------------------------------
INTERNAL TRANSFERS                                                  722,138              549,973,224
---------------------------------------------------------------------------------------------------------
ELECTRONIC PAYROLL TAXES PAYMENTS                                    54,809               15,876,545
---------------------------------------------------------------------------------------------------------
PAYROLL                                                              68,306               46,071,531
---------------------------------------------------------------------------------------------------------
PAYMENTS/TRANSFERS TO LIQUIDATORS                                       -                 36,818,422
---------------------------------------------------------------------------------------------------------
VENDOR PAYMENTS                                                     480,259              129,005,000
---------------------------------------------------------------------------------------------------------
ELECTRONIC SALES TAX PAYMENTS                                           -                 14,639,307
---------------------------------------------------------------------------------------------------------
REVOLVER FEES AND INTEREST - FLEET                                      -                  5,421,961
---------------------------------------------------------------------------------------------------------
RECEIPTS APPLIED TO REVOLVER BALANCE                                    -                257,525,534
---------------------------------------------------------------------------------------------------------
CUSTOMER REFUNDS                                                        -                  2,093,326
---------------------------------------------------------------------------------------------------------
EMPLOYEE BENEFIT PLAN PAYMENTS                                       42,476                8,090,062
---------------------------------------------------------------------------------------------------------
CORPORATE INCOME TAX PAYMENTS                                           -                     77,050
---------------------------------------------------------------------------------------------------------
BANK FEES                                                             4,072                  391,518
---------------------------------------------------------------------------------------------------------
RETURN ITEMS                                                            -                    530,806
---------------------------------------------------------------------------------------------------------
MISCELLANEOUS                                                           -                     84,046
---------------------------------------------------------------------------------------------------------
                                                                        -                        -
---------------------------------------------------------------------------------------------------------
   TOTAL DISBURSEMENTS                                            1,372,061            1,066,598,332
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
NET CASH FLOW                                            $        2,893,672        $      33,576,173
---------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
CASH - END OF MONTH                                      $       38,231,435        $      38,231,435
---------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
DISBURSEMENTS FOR CALCULATING  U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
-----------------------------------------------------------------------------------------------------------------------------------
Total Disbursements                                                                                             $       1,372,061
-----------------------------------------------------------------------------------------------------------------------------------
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                           $         722,138
-----------------------------------------------------------------------------------------------------------------------------------
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                         $             -
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                 $          649,923
-----------------------------------------------------------------------------------------------------------------------------------

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS - SCHEDULE A


                                               ---------------------------------------------------------
                                                        COMERICA BANK
                                               ---------------------------------------------------------
                                                   PAYROLL               FLEX                VEBA
                                                 1851132363           1840425811          1840427643
                                               ---------------------------------------------------------
Cash - Beg                                        $ 17,790             $ 5,542             $ 41,527

                                               ---------------------------------------------------------
Receipts
                                               ---------------------------------------------------------
Internal Transfers                                  66,567                 333               31,253
                                               ---------------------------------------------------------
Interest Income                                          -                   -                    -
                                               ---------------------------------------------------------
Accounts Receivable - Credit/Collections                 -                   -                    -
                                               ---------------------------------------------------------
Accounts Receivable - Lockbox                            -                   -                    -
                                               ---------------------------------------------------------
Retail Cash/Check Sales & J-Card Store Payments          -                   -                    -
                                               ---------------------------------------------------------
Asset Dispositions & Payments from Liquidators           -                   -                    -
                                               ---------------------------------------------------------
Revolver Borrowings - Fleet                              -                   -                    -
                                               ---------------------------------------------------------
Return Items Redeposited                                 -                   -                    -
                                               ---------------------------------------------------------

Misc Deposits/Credits                                    -                   -                    -
                                               ---------------------------------------------------------
Bankcard Receipts                                        -                   -                    -
                                               ---------------------------------------------------------
Employee Benefit Plans - Payments from Provider          -                   -                    -
                                               ---------------------------------------------------------
Corporate Income Tax Refund                              -                   -                    -
                                               ---------------------------------------------------------
Total Receipts                                    $ 66,567             $   333             $ 31,253

                                               ---------------------------------------------------------
Disbursements
                                               ---------------------------------------------------------
Internal Transfers                                       -                   -                    -
                                               ---------------------------------------------------------
Electronic Payroll Tax / Withholding Payments            -                   -                    -
                                               ---------------------------------------------------------
Payroll                                             68,306                   -                    -
                                               ---------------------------------------------------------
Payments/Transfers to Liquidators                        -                   -                    -
                                               ---------------------------------------------------------
Vendor Payments                                          -                   -                    -
                                               ---------------------------------------------------------
Electronic Sales Tax Payments                            -                   -                    -
                                               ---------------------------------------------------------
Revolver Fees and Interest - Fleet                       -                   -                    -
                                               ---------------------------------------------------------
Receipts applied to Revolver Balance - Fleet             -                   -                    -
                                               ---------------------------------------------------------
Customer Refunds                                         -                   -                    -
                                               ---------------------------------------------------------
Employee Benefit Plan Payments                           -                 348               42,128
                                               ---------------------------------------------------------
Corporate Income Tax Payments                            -                   -                    -
                                               ---------------------------------------------------------
Bank Fees                                                -                   -                    -
                                               ---------------------------------------------------------
Return Items                                             -                   -                    -
                                               ---------------------------------------------------------
Miscellaneous                                            -                   -                    -
                                               ---------------------------------------------------------

                                               ---------------------------------------------------------
Total Disbursements                               $ 68,306             $   348             $ 42,128

Net Cash Flow                                     $ (1,740)            $   (15)            $(10,875)

Cash End of Month                                 $ 16,051             $ 5,527             $ 30,652
                                               ---------------------------------------------------------



                                               -------------------------------------------------------------------------------------
                                                                  COMERICA BANK                    FLEET
                                               ------------------------------------------------------------------       CURRENT
                                                          CONCENTR.            FUNDING            CUSTOMER               MONTH
                                                         1149003715           1850803196         9419400055              TOTAL
                                               -------------------------------------------------------------------------------------
Cash - Beg                                               $ 130,776           $ 2,249,531        $ 32,892,596          $ 35,337,763

                                               ------------------------------------------------------------------------------------
Receipts
                                               ------------------------------------------------------------------------------------
Internal Transfers                                         623,985                     -                   -               722,138
                                               ------------------------------------------------------------------------------------
Interest Income                                                  -                     -              19,970                19,970
                                               ------------------------------------------------------------------------------------
Accounts Receivable - Credit/Collections                         -                     -                   -                     -
                                               ------------------------------------------------------------------------------------
Accounts Receivable - Lockbox                                    -                     -                   -                     -
                                               ------------------------------------------------------------------------------------
Retail Cash/Check Sales & J-Card Store Payments                  -                     -                   -                     -
                                               ------------------------------------------------------------------------------------
Asset Dispositions & Payments from Liquidators                   -             3,425,346                   -             3,425,346
                                               ------------------------------------------------------------------------------------
Revolver Borrowings - Fleet                                      -                     -                   -                     -
                                               ------------------------------------------------------------------------------------
Return Items Redeposited                                         -                     -                   -                     -
                                               ------------------------------------------------------------------------------------
Misc Deposits/Credits                                            -                94,357                   -                94,357
                                               ------------------------------------------------------------------------------------
Bankcard Receipts                                                -                     -               3,922                 3,922
                                               ------------------------------------------------------------------------------------
Employee Benefit Plans - Payments from Provider                  -                     -                   -                     -
                                               ------------------------------------------------------------------------------------
Corporate Income Tax Refund                                      -                     -                   -                     -
                                               ------------------------------------------------------------------------------------
Total Receipts                                           $ 623,985           $ 3,519,703        $     23,892           $ 4,265,733

                                               ------------------------------------------------------------------------------------
Disbursements
                                               ------------------------------------------------------------------------------------
Internal Transfers                                               -               722,138                   -               722,138
                                               ------------------------------------------------------------------------------------
Electronic Payroll Tax / Withholding Payments               49,778                 5,031                   -                54,809
                                               ------------------------------------------------------------------------------------
Payroll                                                          -                     -                   -                68,306
                                               ------------------------------------------------------------------------------------
Payments/Transfers to Liquidators                                -                     -                   -                     -
                                               ------------------------------------------------------------------------------------
Vendor Payments                                            480,259                     -                   -               480,259
                                               ------------------------------------------------------------------------------------
Electronic Sales Tax Payments                                    -                     -                   -                     -
                                               ------------------------------------------------------------------------------------
Revolver Fees and Interest - Fleet                               -                     -                   -                     -
                                               ------------------------------------------------------------------------------------
Receipts applied to Revolver Balance - Fleet                     -                     -                   -                     -
                                               ------------------------------------------------------------------------------------
Customer Refunds                                                 -                     -                   -                     -
                                               ------------------------------------------------------------------------------------
Employee Benefit Plan Payments                                   -                     -                   -                42,476
                                               ------------------------------------------------------------------------------------
Corporate Income Tax Payments                                    -                     -                   -                     -
                                               ------------------------------------------------------------------------------------
Bank Fees                                                        -                     -               4,072                 4,072
                                               ------------------------------------------------------------------------------------
Return Items                                                     -                     -                   -                     -
                                               ------------------------------------------------------------------------------------
Miscellaneous                                                    -                     -                   -                     -
                                               ------------------------------------------------------------------------------------

                                               ------------------------------------------------------------------------------------
Total Disbursements                                      $ 530,037           $   727,169        $      4,072          $  1,372,061

Net Cash Flow                                            $  93,948           $ 2,792,534        $     19,821          $  2,893,672

Cash End of Month                                        $ 224,724           $ 5,042,064        $ 32,912,417          $ 38,231,435
                                               ------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003



                              BANK RECONCILIATION


JACOBSON STORES, INC.

-------------------------------------------------------------------------------------------------------------------------------
                                                                               BANK ACCOUNTS

-------------------------------------------------------------------------------------------------------------------------------
Balance Per Books                                          $ -                    $ -                  $ -                 $ -
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
Bank Balance                                                SEE ATTACHED SCHEDULE B                      -                   -
-------------------------------------------------------------------------------------------------------------------------------
Plus: Deposits In Transit                                    -                      -                    -                   -
-------------------------------------------------------------------------------------------------------------------------------
Less: Outstanding Checks                                     -                      -                    -                   -
-------------------------------------------------------------------------------------------------------------------------------
Other                                                        -                      -                    -                   -
-------------------------------------------------------------------------------------------------------------------------------
ADJUSTED BANK BALANCE                                      $ -                    $ -                  $ -                 $ -
-------------------------------------------------------------------------------------------------------------------------------





OTHER


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

SCHEDULE B
BANK RECONCILIATION SCHEDULE


                                                   -------------------------------------------------------------------------------
                                                                                          COMERICA BANK
                                                   -------------------------------------------------------------------------------


                                                              PAYROLL             FLEX              VEBA             CONCENTR.
                                                            1851132363         1840425811        1840427643         1149003715
----------------------------------------------------------------------------------------------------------------------------------
Balance Per Books                                            $ 2,408              $ 300           $ 1,086           $ 97,282
                                                   -------------------------------------------------------------------------------

                                                   -------------------------------------------------------------------------------
Bank Balance                                                  16,051              5,527            30,652            224,724
                                                   -------------------------------------------------------------------------------
Plus:  Deposits in Transit - Booked Not Banked                     -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Less:  Outstanding Checks/Wire Transfers                     (13,643)            (5,227)          (29,580)          (127,506)
                                                   -------------------------------------------------------------------------------
Less:  Outstanding Internal Transfers                              -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Less:  Deposits in Transit - Banked not Booked                     -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Misposted Entries                                                  -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Checks issued not on Books                                         -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Interest Income not on Books                                       -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Return of Direct Deposit Funds not on Books                        -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Checks Cleared not O/S on Books                                    -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Overdraft Charges not on Books                                     -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Returned Items                                                     -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Interest Expense not on Books                                      -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Bank Fees/Debits not on Books                                      -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Misc Deposit/Credit not on Books                                   -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Bankcard Fees not on Books                                         -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Bankcard Debits on Books not Bank                                  -                  -                 -                  -
                                                   -------------------------------------------------------------------------------
Misc variance                                                      -                  -                15                 63
                                                   -------------------------------------------------------------------------------

                                                   -------------------------------------------------------------------------------
Adjusted Bank Balance                                        $ 2,408              $ 300           $ 1,086           $ 97,282
----------------------------------------------------------------------------------------------------------------------------------



                                                   -----------------------------------------------------
                                                   COMERICA BANK          FLEET                TOTAL
                                                   ---------------------------------


                                                      FUNDING            CUSTOMER
                                                     1850803196         9419400055
--------------------------------------------------------------------------------------------------------
Balance Per Books                                    $ 5,042,064       $ 32,912,417        $ 38,055,557
                                                   -----------------------------------------------------

                                                   -----------------------------------------------------
Bank Balance                                           5,042,064         32,912,417          38,231,435
                                                   -----------------------------------------------------
Plus:  Deposits in Transit - Booked Not Banked                 -                  -                   -
                                                   -----------------------------------------------------
Less:  Outstanding Checks/Wire Transfers                       -                  -            (175,956)
                                                   -----------------------------------------------------
Less:  Outstanding Internal Transfers                          -                  -                   -
                                                   -----------------------------------------------------
Less:  Deposits in Transit - Banked not Booked                 -                  -                   -
                                                   -----------------------------------------------------
Misposted Entries                                              -                  -                   -
                                                   -----------------------------------------------------
Checks issued not on Books                                     -                  -                   -
                                                   -----------------------------------------------------
Interest Income not on Books                                   -                  -                   -
                                                   -----------------------------------------------------
Return of Direct Deposit Funds not on Books                    -                  -                   -
                                                   -----------------------------------------------------
Checks Cleared not O/S on Books                                -                  -                   -
                                                   -----------------------------------------------------
Overdraft Charges not on Books                                 -                  -                   -
                                                   -----------------------------------------------------
Returned Items                                                 -                  -                   -
                                                   -----------------------------------------------------
Interest Expense not on Books                                  -                  -                   -
                                                   -----------------------------------------------------
Bank Fees/Debits not on Books                                  -                  -                   -
                                                   -----------------------------------------------------
Misc Deposit/Credit not on Books                               -                  -                   -
                                                   -----------------------------------------------------
Bankcard Fees not on Books                                     -                  -                   -
                                                   -----------------------------------------------------
Bankcard Debits on Books not Bank                              -                  -                   -
                                                   -----------------------------------------------------
Misc variance                                                  -                  -                  78
                                                   -----------------------------------------------------
                                                                                                      -
                                                   -----------------------------------------------------
Adjusted Bank Balance                                $ 5,042,064       $ 32,912,417        $ 38,055,557
--------------------------------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN



In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003



                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)


                                                                Period          Month         Fiscal        Cumulative
                                                                 Ended          Ended        Year 2003    Filing to date
                                                               02/01/03        03/31/03       to date         Totals
                                                               --------        --------       -------         ------
Net Sales                                                     $ 155,128            $ -           $ -        $ 155,128

Cost of Goods Sold                                             (110,796)             -             -         (110,796)
                                                            ------------     ----------   -----------     ------------

Gross Profit                                                     44,332              -             -           44,332

Operating Expenses                                              (68,723)          (257)         (362)         (69,085)
                                                            ------------     ----------   -----------     ------------

Operating Income / (Loss)                                       (24,391)          (257)         (362)         (24,753)

Interest Income / (Expense), net                                 (2,221)            20            38           (2,183)

Other Income / (Expense)                                        (60,416)           642           648          (59,768)
                                                            ------------     ----------   -----------     ------------

Net Income / (Loss) b/4 Restructuring Costs and Taxes           (87,028)           405           324          (86,704)

Reorganization / Liquidation Expenses                           (14,662)          (127)         (253)         (14,915)

Income Taxes - Benefit / (Expense)                                  521              -             -              521
                                                            ------------     ----------   -----------     ------------

                                                            ------------     ------------------------     ------------
Net Income / (Loss)                                          $ (101,169)         $ 278          $ 71       $ (101,098)
                                                            ============     ========================     ============


**NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003


                                BALANCE SHEET **
                             (dollars in thousands)

                                        ASSETS
       CURRENT ASSETS:
       CASH AND CASH EQUIVALENTS                                                                    $ 38,056
       ACCOUNTS RECEIVABLE, NET                                                                            0
       DUE FROM VENDORS, NET                                                                           1,680
       INTERCOMPANY RECEIVABLE                                                                             0
       INVENTORIES                                                                                         0
       DEFERRED FINANCING                                                                                  0
       PREPAID INSURANCE                                                                                   0
       LANDLORD DEPOSITS                                                                                 213
       REFUNDABLE TAXES                                                                                  601
       OTHER PREPAIDS                                                                                      0
                                                                                            -----------------

                                                                        SUBTOTAL                      40,550

       TOTAL PROPERTY, PLANT & EQUIPMENT                                                               1,069
       LESS: ACCUMULATED DEPRECIATION                                                                   (482)
                                                                                            -----------------

                                                PROPERTY, PLANT & EQUIPMENT, NET                         587

       OTHER ASSETS:
       LIFE INSURANCE - CSV                                                                                0
       EQUITY IN SUBS                                                                                  2,100
       PREPAID PENSION                                                                                     0
       PROFESSIONAL RETAINERS                                                                            541
       COLLATERALIZED LETTERS OF CREDIT                                                                  515
       OTHER                                                                                              55
                                                                                            -----------------

                                                                        SUBTOTAL                       3,211

                                                                                            -----------------
       TOTAL ASSETS                                                                                 $ 44,348
                                                                                            =================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003


                                BALANCE SHEET **
                             (dollars in thousands)

                          LIABILITIES & STOCKHOLDERS' EQUITY
       CURRENT LIABILITIES - POST-PETITION:
       ACCOUNTS PAYABLE                                                                                  $ -
       ACCRUED PAYROLL                                                                                     0
       ACCRUED PAYROLL TAXES                                                                               4
       ACCRUED PROPERTY TAXES                                                                              0
       ACCRUED STATE INCOME TAXES                                                                          0
       ACCRUED PROFESSIONAL FEES                                                                         750
       ACCRUED RENT/LEASE                                                                                177
       ACCRUED INTEREST                                                                                    0
       RESTRUCTURING / STORE CLOSING RESERVE                                                           1,099
       ACCRUED VACATION                                                                                  100
       ACCRUED MEDICAL / HOSPITAL                                                                        928
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                             1,863
       ACCRUED WORKERS COMPENSATION                                                                      515
       ACCRUED OTHER                                                                                     799
                                                                                            -----------------

                                                                        SUBTOTAL                       6,235

       OTHER LIABILITIES - POST-PETITION:
       INTERCOMPANY LIABILITIES                                                                       72,060
       OTHER LIABILITIES                                                                                   0
                                                                                            -----------------

                                                                        SUBTOTAL                      72,060
                                                                                            -----------------

       TOTAL CURRENT LIABILITIES - POST-PETITION                                                      78,295

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ACCOUNTS PAYABLE - MERCHANDISE                                                                 29,900
       ACCOUNTS PAYABLE - EXPENSE                                                                     10,236
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                                 634
                                                                                            -----------------

                                                                        SUBTOTAL                      40,770

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       RESTRUCTURING / STORE CLOSING RESERVE                                                           8,873
       ACCRUED PROPERTY TAXES                                                                          2,693
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                                0
       ACCRUED WORKERS COMPENSATION                                                                    2,216
       OFFICER'S DEFERRED COMPENSATION                                                                   415
       ACCRUED VACATION                                                                                   62
       ACCRUED INTEREST                                                                                1,079
       DEBENTURES                                                                                     24,376
       MORTGAGES                                                                                           0
       OTHER LIABILITIES                                                                                   0
                                                                                            -----------------

                                                                        SUBTOTAL                      39,714
                                                                                            -----------------

       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                        80,484
                                                                                            -----------------

       TOTAL LIABILITIES                                                                             158,779

       STOCKHOLDERS' EQUITY:
       COMMON STOCK                                                                                    5,975
       PAID IN SURPLUS                                                                                 7,201
       TREASURY STOCK                                                                                   (399)
       RETAINED EARNINGS, BEGINNING                                                                 (127,279)
       CURRENT PERIOD EARNINGS                                                                            71
                                                                                            -----------------

                                                                        SUBTOTAL                    (114,431)

                                                                                            -----------------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                                     $ 44,348
                                                                                            =================

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                          SUMMARY OF POSTPETITION TAXES

JACOBSON STORES, INC.

------------------------------------------------------------------------------------------------------------------------------------
                          BEGINNING TAX    AMOUNT WITHHELD OR
                            LIABILITY           ACCRUED         AMOUNT PAID    DATE PAID    CHECK NO. OR EFT    ENDING TAX LIABILITY
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                     $ -             $ 33,307           $ 33,307  SEE SUMMARY SCHEDULE C                     $      -
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employee                   -                8,235              8,235  SEE SUMMARY SCHEDULE C                            -
------------------------------------------------------------------------------------------------------------------------------------
FICA - Employer                   -                8,235              8,235  SEE SUMMARY SCHEDULE C                            -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                    601                   40                  -  SEE SUMMARY SCHEDULE C                          641
------------------------------------------------------------------------------------------------------------------------------------
Income                            -                    -                  -                                                    -
------------------------------------------------------------------------------------------------------------------------------------
Other:                            -                    -                  -                                                    -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL FEDERAL TAXES          601               49,818             49,778                                                  641
------------------------------------------------------------------------------------------------------------------------------------
STATE AND LOCAL
------------------------------------------------------------------------------------------------------------------------------------
Withholding                       -                5,369              5,369  SEE SUMMARY SCHEDULE C                            -
------------------------------------------------------------------------------------------------------------------------------------
Sales & Use                       -                    -                  -                                                    -
------------------------------------------------------------------------------------------------------------------------------------
Unemployment                  2,124                1,368                  -  SEE SUMMARY SCHEDULE C                        3,492
------------------------------------------------------------------------------------------------------------------------------------
Real Property                     -                    -                  -                                                    -
------------------------------------------------------------------------------------------------------------------------------------
Personal Property                 -                    -                  -                                                    -
------------------------------------------------------------------------------------------------------------------------------------
Income                            -                    -                  -  SEE SUMMARY SCHEDULE C                            -
------------------------------------------------------------------------------------------------------------------------------------
Other:                            -                    -                  -                                                    -
------------------------------------------------------------------------------------------------------------------------------------
   TOTAL STATE AND LOCAL      2,124                6,737              5,369                                                3,492
------------------------------------------------------------------------------------------------------------------------------------
TOTAL TAXES PAYABLE         $ 2,725             $ 56,555           $ 55,147                                           $    4,133
------------------------------------------------------------------------------------------------------------------------------------
REFUNDABLE TAXES           (600,717)                   -                  -                                           $ (600,717)
------------------------------------------------------------------------------------------------------------------------------------


                      SUMMARY OF UNPAID POSTPETITION DEBTS

------------------------------------------------------------------------------------------------------------------------------------
                                                                  NUMBER OF DAYS PAST DUE
                                                              ------------------------------
                                                 CURRENT      0 - 30       31 - 60     61 +        DISCOUNTS               TOTAL
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable - Merchandise             $         -          $  -       $ -        $ -           $ -                       -
------------------------------------------------------------------------------------------------------------------------------------
Accounts Payable - Non-Merchandise                   -             -         -          -             -                       -
------------------------------------------------------------------------------------------------------------------------------------
Accrued Payroll                                      -             -         -          -                                     -
------------------------------------------------------------------------------------------------------------------------------------
Accrued Taxes                                    4,000             -         -          -                                 4,000
------------------------------------------------------------------------------------------------------------------------------------
Accrued Professional Fees                      750,000             -         -          -                               750,000
------------------------------------------------------------------------------------------------------------------------------------
Accrued Rent/Leases                            177,000             -         -          -                               177,000
------------------------------------------------------------------------------------------------------------------------------------
Restructuring/Store Closing Reserve          1,099,000             -         -          -                             1,099,000
------------------------------------------------------------------------------------------------------------------------------------
Accrued Vacation                               100,000             -         -          -                               100,000
------------------------------------------------------------------------------------------------------------------------------------
Accrued Medical/Hospital                       928,000             -         -          -                               928,000
------------------------------------------------------------------------------------------------------------------------------------
Accrued Customer Gift Card Balances          1,863,000             -         -          -                             1,863,000
------------------------------------------------------------------------------------------------------------------------------------
Accrued Workers Compensation                   515,000             -         -          -                               515,000
------------------------------------------------------------------------------------------------------------------------------------
Accrued Other                                  799,000             -         -          -                               799,000
------------------------------------------------------------------------------------------------------------------------------------
Other (excluding Interco. payable)                   -             -         -          -                                     -
------------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION DEBTS                   $ 6,235,000           $ -       $ -        $ -           $ -             $ 6,235,000
------------------------------------------------------------------------------------------------------------------------------------

If applicable, explain how and when the Debtor intends to pay any past-due postpetition debts.


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

TAXES - SCHEDULE C:   LISTING OF FEDERAL TAX PAYMENTS

FEDERAL WITHHOLDING & FICA EMPLOYEE/EMPLOYER-LISTING OF PAYMENTS      AMOUNT       CHECK/EFT NO.     DATE      ADD'L COMMENTS
      941 Deposit                                                    $ 36,886       8017714        03/10/03
      941 Deposit                                                      12,892       8977844        03/24/03
                                                                    --------------
                                                                     $ 49,778
                                                                    --------------

UNEMPLOYMENT - LISTING OF PAYMENTS
      940 Deposit - FUTA                                             $      -
                                                                    --------------
                                                                     $      -
                                                                    --------------

STATE & LOCAL WITHHOLDING - LISTING OF PAYMENTS
      Michigan - Employee State Withholding                          $  5,031                      03/27/03
      Jackson, Michigan - Employee Local Withholding                      338       1026613        03/19/03
                                                                    --------------
                                                                     $  5,369
                                                                    --------------
UNEMPLOYMENT - LISTING OF PAYMENTS
       SUTA:
       MI                                                            $      -
                                                                    --------------
                                                                     $      -
                                                                    --------------

SALES & USE TAX - LISTING OF PAYMENTS
                                                                     $      -
                                                                    --------------
                                                                     $      -
                                                                    --------------
STATE INCOME TAXES
                                                                     $      -
                                                                    --------------
                                                                     $      -
                                                                    --------------
REAL ESTATE/PERSONAL TAXES
                                                                     $      -
                                                                    --------------
                                                                     $      -
                                                                    --------------

     JACOBSON STORES, INC.
     Schedule E: OPEN PAYABLES - MERCHANDISE VENDORS

   VENDOR #     VENDOR NAME               CURRENT            1-30             31-60         61+        DISCOUNTS          TOTAL
   --------     -----------               -------            ----             -----         ---        ---------          -----
                                                                                                                              -
                                      -----------------------------------------------------------------------------------------
                               TOTALS          -                -                 -           -               -               -
                                      =========================================================================================

     JACOBSON STORES INC.
     SCHEDULE F: OPEN PAYABLES -  NON-MERCHANDISE EXPENSE

   VENDOR #     VENDOR NAME               CURRENT            1-30             31-60         61+        DISCOUNTS          TOTAL
   --------     -----------               -------            ----             -----         ---        ---------          -----
                                                                                                                              -
                                      -----------------------------------------------------------------------------------------
                               TOTALS          -                -                 -           -               -               -
                                      =========================================================================================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores, Inc.                               Case No. 02-40957-DTS
Debtors                                                   Hon. David T. Stosberg
                               Reporting Period: March 1, 2003 to March 31, 2003

                                INSURANCE SUMMARY

                                                                   PREMIUMS
                                                   POLICY        PAID THROUGH
POLICY TYPE            INSURER/POLICY NO.          PERIOD         EXP. DATE    DEDUCTIBLE                      LIMITS
------------------------------------------------------------------------------------------------------------------------------------
General Liability      St. Paul              08/01/02-07/31/03       Yes       $0                              $2,000,000. General
                       Insurance Co.                                                                              Aggregate
                       CK02102387                                                                              $2,000,000 Products
                                                                                                                  Aggregate
                                                                                                               $1,000,000 Each
                                                                                                                  Occurrence
                                                                                                               $1,000,000 Personal
                                                                                                                  & Adv. injury

Automobile             St. Paul              08/01/02-07/31/03       Yes       None                            $1,000,000 Liability
                       Insurance Co.                                           $500 Comprehensive                 / UM-UIM
                       CK02102387                                              $2,500 Collision                Physical Damage
                                                                                                               Physical Damage

                                                                               $500/$2500/veh./max. per loss   $1,000,000
                                                                               $2,000 Collision                   Garagekeepers
                                                                                                                  Liability

Workers Comp. - MI     St. Paul            . 11/4/02 - 5/4/03        No                                        $1,000,000 Bodily
                       Insurance Co.                                                                              Injury by Accident
                       WVA2102876                                                                              $1,000,000 Bodily
                                                                                                                  Injury by Disease

Umbrella Liability     St. Paul              08/01/02-07/31/03       Yes                                       $10,000,000 Each
                       Insurance Co.                                                                              Occurrence
                       CK02102387                                                                              $10,000,000 Prod.
                                                                                                                  Aggregate
                                                                                                               $10,000,000 Aggregate

Property/Boiler        Crum & Forster        06/01/02-05/31/03       Yes       $250,000/occurrence             $100,000,000 Each
                       ($10 mil. primary)                        (financed by  $500,000/occ. flood zones A-V      Occurrence
                       ACE ($90 mil. excess)                     Cananwill)    2% TIV critical wind
                       Hartford Steam
                       Boiler (B & M)
                       C X D3 530874-A                                         $50,000/occ. boiler & mach.

Ocean Marine           American Home Assur.  06/01/99-05/31/03       Yes                                       $2,000,000 Goods on
                       87116 C                                                                                    any 1 vessel
                                                                                                               $2,000,000 Goods
                                                                                                                  shipped on deck /
                                                                                                                  any 1 vessel
                                                                                                               $2,000,000 Goods
                                                                                                                  shipped any 1
                                                                                                                  aircraft
                                                                                                               $2,000,000 Goods
                                                                                                                  while at rest
                                                                                                               $   25,000 Goods in
                                                                                                                  any one pkg. by
                                                                                                                  mail

Directors & Officers   Chubb                 06/01/02-05/31/03       Yes       $500,000                        $10,000,000 each
                       8142-40-25                                              securities claims                  claim/aggregate
                       Royal (prior year                                       $100,000                        Prior-year Excess
                       12 mos. run-out)                                        non-securities claims              run-off:
                       PSF000439                                                                               $5,000,000 each
                                                                                                                  claim/aggregate

Fiduciary Liability    Chubb                 01/20/00-06/01/03       Yes       $10,000                         $5,000,000 each
                       81597020                                                                                   claim/aggregate





NOTE:
Listing Excludes Insurance Classified as an Employee Benefit and Key-Man
Policies

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                                  DOCUMENT   EXPLANATION
REQUIRED DOCUMENTS                                                                 FORM NO.       ATTACHED     ATTACHED
Debtor Affirmations                                                           MOR - 1                 Yes
Schedule of Cash Receipts and Disbursements                                   MOR - 2                 Yes
Bank Account Reconciliations                                                  MOR - 2                 Yes
Statement of Operations                                                       MOR - 3                 Yes
Balance Sheet                                                                 MOR - 4                 Yes
Status of Postpetition Taxes                                                  MOR - 5                 N/A
Summary of Unpaid Postpetition Debts                                          MOR - 5                 N/A
Listing of aged accounts payable                                              MOR - 5                 N/A
Schedule of Insurance - Listing of Policies                                   MOR - 6                 N/A



The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
-----------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    4/21/2003
-----------------------------------------------------             --------------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE             FALSE
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                              X
2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                     X
3. No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                  X


Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON STORES REALTY COMPANY
----------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    4/21/2003
----------------------------------------------------          ------------------
Signature of Authorized Individual                            Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON STORES REALTY COMPANY

                                                                BANK ACCOUNTS                              CURRENT      CUMULATIVE
                                                         COMERICA        COMERICA                           MONTH    FILING TO DATE
                                                        1840421992      1851584167                          ACTUAL       ACTUAL

CASH - BEGINNING OF MONTH                                $ 93,986        $ 34,880      $ -        $ -     $ 128,866    $  104,726

RECEIPTS
INTERNAL TRANSFERS                                              -               -        -          -             -     1,167,760
INTEREST INCOME                                                 -              27        -          -            27           172
ACCOUNTS RECEIVABLE - CREDIT & COLL.                            -               -        -          -             -             -
ACCOUNTS RECEIVABLE - LOCKBOX                                   -               -        -          -             -             -
RETAIL STORE DEPOSITS                                           -               -        -          -             -             -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                  -               -        -          -             -        34,754
REVOLVER BORROWINGS - FLEET                                     -               -        -          -             -             -
RETURN ITEMS REDEPOSITED                                        -               -        -          -             -             -
MISCELLANEOUS                                                   -               -        -          -             -       306,413
BANKCARD CASH RECEIPTS                                          -               -        -          -             -             -
EMPLOYEE BENEFIT PLANS                                          -               -        -          -             -             -
   TOTAL RECEIPTS                                        $      -        $     27      $ -        $ -          $ 27     1,509,100

DISBURSEMENTS
INTERNAL TRANSFERS                                              -               -        -          -             -       644,332
ELECTRONIC PAYROLL TAXES PAYMENTS                               -               -        -          -             -             -
PAYROLL                                                         -               -        -          -             -             -
COMMERCIAL LOAN PAYMENTS                                        -               -        -          -             -       527,725
VENDOR PAYMENTS                                                 -               -        -          -             -       106,106
ELECTRONIC SALES TAX PAYMENTS                                   -               -        -          -             -             -
RECEIPTS APPLIED TO REVOLVER BALANCE                            -               -        -          -             -             -
CUSTOMER REFUNDS                                                -               -        -          -             -             -
EMPLOYEE BENEFIT PLAN PAYMENTS                                  -               -        -          -             -             -
BANK FEES                                                       -               0        -          -             0           115
RETURN ITEMS                                                    -               -        -          -             -         2,500
MISCELLANEOUS                                                   -               -        -          -             -         2,300
CORPORATE INCOME TAXES                                      4,411               -        -          -         4,411       206,265
   TOTAL DISBURSEMENTS                                   $  4,411        $      0      $ -        $ -         4,411     1,489,344

NET CASH FLOW                                            $ (4,411)       $     27      $ -        $ -      $ (4,384)   $   19,756

CASH - END OF MONTH                                      $ 89,575        $ 34,907      $ -        $ -     $ 124,482    $  124,482




DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                                    $    4,411
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                           -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                         -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                        $    4,411

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                               BANK RECONCILIATION


JACOBSON STORES REALTY COMPANY

                                                                    BANK ACCOUNTS
                                                          COMERICA            COMERICA                                    TOTAL
                                                         1840421992          1851584167

BALANCE PER BOOKS                                         $ 88,991            $ 34,907            $ -        $ -        $ 123,897

Bank Balance                                                89,575              34,907              -          -          124,482
Plus: Deposits In Transit - Booked not Banked                    -                   -              -          -                -
Less: Outstanding Checks/Wire Transfers                       (585)                  -              -          -             (585)
Other                                                            -                   -              -          -                -
ADJUSTED BANK BALANCE                                     $ 88,991            $ 34,907            $ -        $ -        $ 123,897



OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                            STATEMENT OF OPERATIONS**
                             (dollars in thousands)

                                             Period            Month         Fiscal        Cumulative
                                              Ended            Ended        Year 2003    Filing to date
                                            02/01/03          03/31/03       to date        Totals
                                             --------         --------      ---------    --------------
Rental Income                               $  3,389          $      -      $      -      $    3,389

Interest Expense                              (1,683)               66             -          (1,683)

Depreciation                                  (1,271)                -             -          (1,271)

Taxes, Other than Income                        (258)                -             -            (258)

Other Income / (Expense)                      28,472               139           139          28,611
                                            --------          --------      ---------     ----------

Net Income / (Loss) b/4 Income Taxes          28,649               205           139          28,788

Income Taxes - Benefit / (Expense)                 -                 -             -               -
                                            --------          --------      ---------     ----------
                                            --------          --------      ---------     ----------
Net Income / (Loss)                         $ 28,649          $    205      $    139      $   28,788
                                            ========          ========      =========     ==========




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                                   ASSETS
                                   ------
       CURRENT ASSETS
       --------------
       CASH AND CASH EQUIVALENTS                                           $    124
       ACCOUNTS RECEIVABLE, NET                                                 167
       DUE FROM VENDORS, NET                                                      0
       INTERCOMPANY RECEIVABLE                                               63,537
       INVENTORIES                                                                0
       DEFERRED FINANCING                                                         0
       PREPAID INSURANCE                                                          0
       LANDLORD DEPOSITS                                                          0
       REFUNDABLE TAXES                                                           0
       OTHER PREPAIDS                                                             0
                                                                   -----------------

       TOTAL CURRENT ASSETS                                                  63,828

       TOTAL PROPERTY, PLANT & EQUIPMENT                                     16,156
       LESS: ACCUMULATED DEPRECIATION                                        (8,746)
                                                                   -----------------

                     PROPERTY, PLANT & EQUIPMENT, NET                         7,410

       OTHER ASSETS:
       -------------
       NET GOODWILL                                                               0
       LIFE INSURANCE - CSV                                                       0
       PREPAID PENSION                                                            0
       PROFESSIONAL RETAINERS                                                     0
       COLLATERALIZED LETTERS OF CREDIT                                           0
       OTHER                                                                      0
                                                                   -----------------

       TOTAL OTHER ASSETS                                                         -

                                                                   -----------------
       TOTAL ASSETS                                                        $ 71,238
                                                                   =================

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Stores Realty Company                      Case No. 02-40959-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                          LIABILITIES & STOCKHOLDERS' EQUITY
                          ----------------------------------
       CURRENT LIABILITIES - POST-PETITION:
       ------------------------------------
       ACCOUNTS PAYABLE                                                                     $       -
       ACCRUED PAYROLL                                                                              0
       ACCRUED PAYROLL TAXES                                                                        0
       ACCRUED PROPERTY TAXES                                                                       0
       ACCRUED STATE INCOME TAXES                                                                  41
       ACCRUED PROFESSIONAL FEES                                                                    0
       ACCRUED RENT/LEASE                                                                           0
       ACCRUED INTEREST                                                                             0
       RESTRUCTURING/STORE CLOSING RESERVE                                                          0
       ACCRUED VACATION                                                                             0
       ACCRUED MEDICAL/HOSPITAL                                                                     0
       ACCRUED CUSTOMER GIFT CARD BALANCES                                                          0
       ACCRUED WORKERS COMPENSATION                                                                 0
       ACCRUED OTHER                                                                                0
                                                                                           -----------

                                                                        SUBTOTAL                   41

       OTHER POST-PETITION LIABILITIES:
       --------------------------------
       INTERCOMPANY LIABILITIES                                                                     0
       OTHER LIABILITIES                                                                            0
                                                                                           -----------

                                                                        SUBTOTAL                    0
                                                                                           -----------
       TOTAL CURRENT LIABILITIES - POST-PETITION                                                   41

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       -----------------------------------------------------
       ACCOUNTS PAYABLE - MERCHANDISE                                                               0
       ACCOUNTS PAYABLE - EXPENSE                                                                  50
       ACCOUNTS PAYABLE - PROPERTY TAXES                                                            0
                                                                                           -----------
                                                                        SUBTOTAL                   50

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       ------------------------------------------
       RESTRUCTURING/STORE CLOSING RESERVE                                                          0
       ACCRUED PROPERTY TAXES                                                                      90
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                                     2,000
       OFFICER'S DEFERRED COMPENSATION                                                              0
       ACCRUED WORKERS COMPENSATION                                                                 0
       ACCRUED VACATION                                                                             0
       ACCRUED INTEREST                                                                             0
       DEBENTURES                                                                                   0
       MORTGAGES                                                                               15,537
       OTHER LIABILITIES                                                                            0
                                                                                           -----------
                                                                        SUBTOTAL               17,627
                                                                                           -----------
       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                                 17,677
                                                                                           -----------

       TOTAL LIABILITIES                                                                       17,718

       STOCKHOLDERS' EQUITY
       --------------------
       COMMON STOCK                                                                               400
       PAID IN SURPLUS                                                                              0
       TREASURY STOCK                                                                               0
       RETAINED EARNINGS, BEGINNING                                                            52,981
       CURRENT PERIOD EARNINGS                                                                    139
                                                                                           -----------

                                                                        SUBTOTAL               53,520
                                                                                           -----------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                                              $ 71,238
                                                                                           ===========

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                            MONTHLY OPERATING REPORT

 File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

                                                                                          DOCUMENT     EXPLANATION
REQUIRED DOCUMENTS                                                      FORM NO.          ATTACHED      ATTACHED
Debtor Affirmations                                                 MOR - 1                 Yes
Schedule of Cash Receipts and Disbursements                         MOR - 2                 Yes
Bank Account Reconciliations                                        MOR - 2                 Yes
Statement of Operations                                             MOR - 3                 Yes
Balance Sheet                                                       MOR - 4                 Yes
Status of Postpetition Taxes                                        MOR - 5                 N/A
Summary of Unpaid Postpetition Debts                                MOR - 5                 N/A
Listing of aged accounts payable                                    MOR - 5                 N/A
Schedule of Insurance - Listing of Policies                         MOR - 6                 N/A


The financial statements contained within are non-GAAP, unaudited statements, completed on an accrual basis. I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
---------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    4/21/2003
---------------------------------------------                     --------------
Signature of Authorized Individual                                Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                               DEBTOR AFFIRMATION

AS DEBTOR IN POSSESSION, I AFFIRM:                                                 TRUE        FALSE
1. That the insurance, as described in section 5 of the Notice of Operating
Instructions and Reporting Requirements, is in effect.                              X
2. That all post petition taxes, as described in section 9 of the Notice of
Operating Instructions and Reporting Requirements, are current.                     X
3.  No professional fees (accountant, attorneys, etc.) have been paid without
specific court authorization. If no, provide an explanation below.                  X

Additional Explanation (if necessary):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

I understand that any false statement may subject me to sanctions as provided for in Bankr. R. Pro. 9011.


JACOBSON CREDIT CORP.
-------------------------------------------------
Debtor in Possession



/s/ Paul W. Gilbert                                                    4/21/2003
-------------------------------------------------                ---------------
Signature of Authorized Individual                               Date



Paul W. Gilbert                                                    Vice Chairman
--------------------------------------------------------------------------------
Printed Name of Authorized Individual             Title of Authorized Individual

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                   SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

JACOBSON CREDIT CORP.
                                                                          BANK ACCOUNTS                     CURRENT     CUMULATIVE
                                                                                                             MONTH    FILING TO DATE
                                                                                                             ACTUAL       ACTUAL
CASH - BEGINNING OF MONTH                                  $ -          $ -           $ -          $ -        $ -        $  84

RECEIPTS
INTERNAL TRANSFERS                                           -            -             -            -          -            -
INTEREST INCOME                                              -            -             -            -          -            -
ACCOUNTS RECEIVABLE - CREDIT & COLL.                         -            -             -            -          -            -
ACCOUNTS RECEIVABLE - LOCKBOX                                -            -             -            -          -            -
RETAIL STORE DEPOSITS                                        -            -             -            -          -            -
ASSET DISPOSITIONS & PAYMENTS FROM LIQUIDATORS                                                                  -            -
REVOLVER BORROWINGS - FLEET                                  -            -             -            -          -            -
RETURN ITEMS REDEPOSITED                                     -            -             -            -          -            -
MISCELLANEOUS                                                -            -             -            -          -            -
BANKCARD CASH RECEIPTS                                       -            -             -            -          -            -
EMPLOYEE BENEFIT PLANS                                       -            -             -            -          -            -
   TOTAL RECEIPTS                                          $ -          $ -           $ -          $ -        $ -         $  -

DISBURSEMENTS
INTERNAL TRANSFERS                                           -            -             -            -          -            -
ELECTRONIC PAYROLL TAXES PAYMENTS                            -            -             -            -          -            -
PAYROLL                                                      -            -             -            -          -            -
PAYMENTS/TRANSFERS TO LIQUIDATORS                            -            -             -            -          -            -
VENDOR PAYMENTS                                              -            -             -            -          -            -
ELECTRONIC SALES TAX PAYMENTS                                -            -             -            -          -            -
RECEIPTS APPLIED TO REVOLVER BALANCE                         -            -             -            -          -            -
CUSTOMER REFUNDS                                             -            -             -            -          -            -
EMPLOYEE BENEFIT PLAN PAYMENTS                               -            -             -            -          -            -
BANK FEES                                                    -            -             -            -          -            -
RETURN ITEMS                                                 -            -             -            -          -            -
MISCELLANEOUS                                                -            -             -            -          -           84
                                                             -            -             -            -          -            -
   TOTAL DISBURSEMENTS                                     $ -          $ -           $ -          $ -          -           84

NET CASH FLOW                                              $ -          $ -           $ -          $ -        $ -        $ (84)

CASH - END OF MONTH                                        $ -          $ -           $ -          $ -        $ -        $   -


DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES (FROM CURRENT MONTH COLUMN)
TOTAL DISBURSEMENTS                                                                                                       $   -
     LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS                                                                         -
     PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES                                                                       -
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES                                                           $   -

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                               BANK RECONCILIATION

JACOBSON CREDIT CORP.

                                                                             BANK ACCOUNTS                                  TOTAL
BALANCE PER BOOKS                                 $ -             $ -                     $ -               $ -              $ -

Bank Balance                                        -               -                       -                 -                -

Plus: Deposits In Transit                           -               -                       -                 -                -

Less: Outstanding Checks                            -               -                       -                 -                -

Other                                               -               -                       -                 -                -

ADJUSTED BANK BALANCE                             $ -             $ -                     $ -               $ -              $ -





OTHER

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                            STATEMENT OF OPERATIONS**

                             (dollars in thousands)
        (Amounts subject to potential fiscal year-end audit adjustments)

                                                               Period              Month         Fiscal            Cumulative
                                                                Ended              Ended        Year 2003        Filing to date
                                                              02/01/03            03/31/03       to date             Totals
                                                              --------            --------      ---------        --------------
Net Sales                                                     $     -             $    -        $    -            $      -

Cost of Goods Sold                                                  -                  -             -                   -
                                                              --------            -------       -------           ---------

Gross Profit                                                        -                  -             -                   -

Operating Expenses                                                  -                  -             -                   -
                                                              --------            -------       -------           ---------

Operating Income/(Loss)                                             -                  -             -                   -

Interest Expense                                                    -                  -             -                   -

Other Income                                                        -                  -             -                   -
                                                              --------            -------       -------           ---------

Net Income/(Loss) b/4 Restructuring Costs and Taxes                 -                  -             -                   -

Reorganization/Liquidation Expenses                               (1)                  -             -                 (1)

Income Taxes - Benefit/(Expense)                                    -                  -             -                   -
                                                              --------            -------       -------           ---------
                                                              --------         ------------------------           ---------
Net Income/(Loss)                                             $   (1)             $    -        $    -            $    (1)
                                                            ==========         ========================          ==========




** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                             ASSETS
                             ------
       CURRENT ASSETS
       --------------
       CASH AND CASH EQUIVALENTS                                             $         -
       ACCOUNTS RECEIVABLE, NET                                                        0
       DUE FROM VENDORS, NET                                                           0
       INTERCOMPANY RECEIVABLE                                                     8,523
       INVENTORIES                                                                     0
       DEFERRED FINANCING                                                              0
       PREPAID INSURANCE                                                               0
       LANDLORD DEPOSITS                                                               0
       REFUNDABLE TAXES                                                                0
       OTHER PREPAIDS                                                                  0
                                                                            -------------
       TOTAL CURRENT ASSETS                                                        8,523

       TOTAL PROPERTY, PLANT & EQUIPMENT                                               0
       LESS: ACCUMULATED DEPRECIATION                                                  0
                                                                            -------------
                       PROPERTY, PLANT & EQUIPMENT, NET                                -

       OTHER ASSETS:
       ------------
       LIFE INSURANCE - CSV                                                            0
       EQUITY IN SUBS                                                                  0
       PREPAID PENSION                                                                 0
       PROFESSIONAL RETAINERS                                                          0
       COLLATERALIZED LETTERS OF CREDIT                                                0
       OTHER                                                                           0
                                                                            -------------

       TOTAL OTHER ASSETS                                                              -
                                                                            -------------
       TOTAL ASSETS                                                          $     8,523
                                                                            =============

                         UNITED STATES BANKRUPTCY COURT
                          EASTERN DISTRICT OF MICHIGAN

In re: Jacobson Credit Corp.                               Case No. 02-40961-DTS
Debtors                                                    Hon. Thomas J. Tucker
                               Reporting Period: March 1, 2003 to March 31, 2003

                                 BALANCE SHEET**
                             (dollars in thousands)

                        LIABILITIES & STOCKHOLDERS' EQUITY
                        ----------------------------------
       CURRENT LIABILITIES - POST-PETITION:
       -----------------------------------
       ACCOUNTS PAYABLE                                                      $         -
       ACCRUED PAYROLL                                                                 0
       ACCRUED PAYROLL TAXES                                                           0
       ACCRUED PROPERTY TAXES                                                          0
       ACCRUED STATE INCOME TAXES                                                      0
       ACCRUED PROFESSIONAL FEES                                                       0
       ACCRUED RENT/LEASE                                                              0
       ACCRUED INTEREST                                                                0
       RESTRUCTURING/STORE CLOSING RESERVE                                             0
       ACCRUED VACATION                                                                0
       ACCRUED MEDICAL/HOSPITAL                                                        0
       ACCRUED CUSTOMER GIFT CARD BALANCES                                             0
       ACCRUED WORKERS COMPENSATION                                                    0
       ACCRUED OTHER                                                                   0
                                                                            -------------
                                                                 SUBTOTAL              0

       OTHER LIABILITIES - POST-PETITION:
       ---------------------------------
       INTERCOMPANY LIABILITIES                                                        0
       OTHER LIABILITIES                                                               0
                                                                            -------------
                                                                 SUBTOTAL              0
                                                                            -------------

       TOTAL CURRENT LIABILITIES - POST-PETITION                                       0

       LIABILITIES SUBJECT TO COMPROMISE - ACCOUNTS PAYABLE:
       ----------------------------------------------------
       ACCOUNTS PAYABLE - MERCHANDISE                                                  0
       ACCOUNTS PAYABLE - EXPENSE                                                      0
       ACCOUNTS PAYABLE - PROPERTY TAXES                                               0
                                                                            -------------

                                                                 SUBTOTAL              0

       LIABILITIES SUBJECT TO COMPROMISE - OTHER:
       -----------------------------------------
       RESTRUCTURING/STORE CLOSING RESERVE                                             0
       ACCRUED PROPERTY TAXES                                                          0
       ACCRUED GOM CAPITAL LEASE OBLIGATION                                            0
       ACCRUED WORKERS COMPENSATION                                                    0
       OFFICER'S DEFERRED COMPENSATION                                                 0
       ACCRUED VACATION                                                                0
       ACCRUED INTEREST                                                                0
       DEBENTURES                                                                      0
       MORTGAGES                                                                       0
       OTHER LIABILITIES                                                               0
                                                                            -------------
                                                                 SUBTOTAL              0
                                                                            -------------
       TOTAL LIABILITIES SUBJECT TO COMPROMISE                                         0

                                                                            -------------
       TOTAL LIABILITIES                                                               -

       STOCKHOLDERS' EQUITY
       --------------------
       COMMON STOCK                                                                1,700
       PAID IN SURPLUS                                                                 0
       TREASURY STOCK                                                                  0
       RETAINED EARNINGS, BEGINNING                                                6,823
       CURRENT PERIOD EARNINGS                                                         0
                                                                            -------------

                                                                 SUBTOTAL          8,523

                                                                            -------------
       TOTAL LIABILITIES & STOCKHOLDERS' EQUITY                              $     8,523
                                                                            =============

** NOTE: The financial statements contained in this report are un-audited in nature and are not presented in accordance with generally accepted accounting principles (non-GAAP).